united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Rich Malinowski

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

Class N Shares (LIONX)

ANNUAL REPORT

September 30, 2017

Advised by:
Horizon Capital Management, Inc.
106 Valerie Drive
Lafayette, Louisiana 70508

www.LIONX.net
1-866-787-8355

Distributed by Northern Lights Distributors, LLC
Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Issachar Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Horizon Capital Management, Inc.
Mutual Fund Manager: Dexter P. Lyons
106 Valerie Drive. Lafayette, LA 70508
Dexter@LIONX.net . 337-983-0676 . Fax 983-0672 . www.LIONX.net

Dear Valued Issachar Fund Shareholders,	September 30, 2017

This is the fourth annual shareholder report for the Issachar Fund (LIONX) for the 12-month period ended September 30, 2017. LIONX paid dividends of: 9.2 cents on 12/21/16, 4.1 cents on 6/29/17 and 4.3 cents on 9/28/17 for a total distribution of 17.6 cents/share. Every time LIONX pays a dividend, the NAV normally drops by at least the amount of the dividend distributed. On 9/30/16, the NAV for LIONX was $10.18 and on 9/29/17 the NAV was $10.34 so adding in the total dividends of 17.7 cents per share you arrive at a total return gain for LIONX shareholders of 3.31% for the 12 months ended 9/30/17. During the same period, the S&P 500 Total Return Index (S&P 500) had an 18.61% return with a maximum loss (from peak to trough) of 3.67% while LIONX had a maximum loss of only 1.89%. I am comfortable with the risk adjusted return LIONX received given the risk (maximum loss) the portfolio hastaken however I am always looking for ways to improve. I hope that LIONX shareholders would know that I will continue to do my best to limit losses and manage risk with the assets they have entrusted to me.

From 10-01-16 to 9-30-17, LIONX held positions in High Yield Corporate and Muni Bonds, Floating Rate Bonds, Preferred Securities, and Equity ETFs. In hindsight, the high-yield muni bond positions (using leverage) were held longer than they should have, and they hurt the performance of LIONX. Leverage can enhance returns on the up side, but it can also increase losses on the down side, so it is a tool that must be managed carefully. LIONX should have focused less on ETFs and more on mutual funds during the period since mutual funds typically are less volatile and easier to manage from a risk standpoint. LIONX does not currently own any muni-bond or preferred positions now that there appears to be a perception of rising rates priced into the market. It appears that the market is pricing in some sort of Trump tax reform and the market seems to like what it sees. LIONX is positioned in some Floating Rate, Strategic Income and Global High-Yield type mutual funds along with a few equity ETFs to capture some of the upside while seeking to minimize the down-side risk. LIONX is also utilizing some leverage with these mutual funds to hopefully participate in the next up-move withasset classes that have historically experienced lower volatility and less risk.

If the market senses that a tax-deal will not get done in 2017 then I believe we could see the market experience a steep decline before year end. The Fed has announced that they will be reducing their $4.5 trillion balance sheet shortly and possibly raise the Fed Funds Rate in December. If they unwind their inflated balance sheet faster than the market can bear, then I suspect the bond and stock market will experience carnage like we have never seen. However, I suspect that saner minds at the Fed will prevail and they will not do anything to upset the Trump Rally. I am watching the market very carefully every day and I will do all I can to limit losses and manage risk. All my personal assets are invested in LIONX.

Dexter P. Lyons
Issachar Fund, Portfolio Manager	NLD Review Code: 3793-NLD-10/11/2017

Thank You for Your Trust and Business and May God Bless You and Your Family!
May the Grace of the Lord Jesus be with everyone. (Revelation 22:21)

Portfolio holdings are subject to change at any time and should not be considered investment advice. The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results. S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. The NAV and return reflected above differ from the traded NAV on September 30, 2017 due to financial statement rounding and/or financial statement adjustments.

ISSACHAR FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, as compared to its benchmark:

			Inception** -
	One Year	Three Year	September 30, 2017
Issachar Fund - Class N	3.41%	2.77%	2.55%
S&P 500 Total Return Index	18.61%	10.81%	11.13%

Comparision of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The Class N returns are calculated using the traded NAV on September 30, 2017. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns would have been lower if the Advisor had not waived fees/reimbursed expenses. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses before and after waiver are 2.91% and 2.58% for Class N shares and 2.66% and 2.33% for Class I shares, respectively, per the February 1, 2017 Prospectus. The Fund’s adviser has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1-866-787-8355.

The S&P 500 Total Return Index (the “Index”) is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

**	Inception date is February 28, 2014.

Portfolio Composition as of September 30, 2017	% of Net Assets
Short-Term Investment	39.9%
Other Assets in Excess of Liabilities - Net	60.1%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

ISSACHAR FUND
PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares		Fair Value
	SHORT - TERM INVESTMENT - 39.9%
	MONEY MARKET FUND - 39.9%
5,389,125	Fidelity Institutional Money Market Funds - Government Portfolio, 0.91% * (Cost - $5,389,125)	$5,389,125

	TOTAL INVESTMENTS - 39.9% (Cost - $5,389,125) (a)	$5,389,125
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 60.1%	8,101,204
	NET ASSETS - 100.0%	$13,490,329

*	Money Market Fund; interest rate reflects seven-day effective yield on September 30, 2017.

(a)	Represents cost for financial reporting purposes.

TOTAL RETURN SWAP CONTRACTS

					Notional
Counterparty	Reference Entity	Fund Pays	Fund Receives	Termination Date	Amount (a)	Net Unrealized Depreciation
Credit Suisse	SEI Multi - Asset Income Fund	3 Month LIBOR + 1.50%	Total Return	10/29/2018	$9,001,800	$(41,170)

Credit Suisse	Osterweis Strategic Income Fund	3 Month LIBOR + 1.50%	Total Return	8/20/2018	9,001,800	(7,909)
Total Return Positions						(49,079)
Net Other Receivables (Payables) (b)						(7,408)
Total Net Unrealized Depreciation on Swap Contracts						$(56,487)

(a)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the swaps contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s swap contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(b)	Other receivables (payables) include the dividends and interest within the swap when the swap resets.

See accompanying notes to financial statements.

ISSACHAR FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

ASSETS
Investment securities:
At cost	$5,389,125
At fair value	$5,389,125
Cash collateral	8,230,000
Due from Advisor	1,356
Interest receivable	2,402
Prepaid expenses and other assets	25,627
TOTAL ASSETS	13,648,510

LIABILITIES
Due to Broker - swap contracts	75,167
Distribution (12b-1) fees payable	2,804
Unrealized depreciation on swap contracts	56,487
Payable to related parties	7,377
Accrued expenses	16,346
TOTAL LIABILITIES	158,181
NET ASSETS	$13,490,329

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$13,373,517
Undistributed net investment income	49,079
Accumulated net realized gain from investments and swap contracts	124,220
Net unrealized depreciation of swap contracts	(56,487)
NET ASSETS	$13,490,329

Net Asset Value Per Share:
Shares:
Net Assets	$13,490,329
Shares of beneficial interest outstanding	1,304,383

Net Asset Value (Net Assets / Shares Outstanding), Redemption Price per share and Offering Price per share	$10.34	(a)

(a)	The NAV and Offering Price shown above differ from the traded NAV on September 30, 2017 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

ISSACHAR FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2017

INVESTMENT INCOME
Dividends	$118,138
Interest	21,573
TOTAL INVESTMENT INCOME	139,711

EXPENSES
Investment advisory fees	212,553
Administrative services fees	47,767
Distribution (12b-1) fees	37,956
Registration fees	35,319
Transfer agent fees	30,820
Accounting services fees	26,999
Compliance officer fees	22,595
Audit Fees	15,237
Legal Fees	13,915
Trustees’ fees and expenses	12,045
Printing and postage expenses	9,125
Custodian fees	5,110
Insurance expense	118
Other expenses	901
TOTAL EXPENSES	470,460
Less: Fees waived by the Advisor	(121,459)

NET EXPENSES	349,001

NET INVESTMENT LOSS	(209,290)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net Realized Gain on:
Investments	357,750
Swaps	485,678
Net Change in Unrealized Depreciation on:
Investments	(45,430)
Swaps	(60,357)
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	737,641

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$528,351

See accompanying notes to financial statements.

ISSACHAR FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016

FROM OPERATIONS
Net investment loss	$(209,290)	$(98,380)
Net realized gain from investments and swap contracts	843,428	386,163
Net change in unrealized appreciation (depreciation) on investments and swap contracts	(105,787)	59,603
Net increase in net assets resulting from operations	528,351	347,386

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(257,239)	(96,782)
From return of capital	—	(122,754)
Net decrease in net assets from distributions to shareholders	(257,239)	(219,536)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	994,665	7,340,871
Net asset value of shares issued in reinvestment of distributions to shareholders	238,218	204,486
Payments for shares redeemed	(4,492,019)	(10,055,301)
Net decrease in net assets from shares of beneficial interest	(3,259,136)	(2,509,944)

TOTAL DECREASE IN NET ASSETS	(2,988,024)	(2,382,094)

NET ASSETS
Beginning of Year	16,478,353	18,860,447
End of Year *	$13,490,329	$16,478,353
* Includes accumulated net investment income (loss) of:	$49,079	$(3,870)

SHARE ACTIVITY
Shares sold	95,965	724,253
Shares reinvested	23,114	20,074
Shares redeemed	(434,176)	(1,006,373)
Net decrease in shares of beneficial interest outstanding	(315,097)	(262,046)

See accompanying notes to financial statements.

ISSACHAR FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Year Ended		Period Ended
	September 30, 2017		September 30, 2016		September 30, 2015		September 30, 2014 (1)
	Class N		Class N		Class N		Class N

Net asset value, beginning of period	$10.18		$10.02		$9.94		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.14)		(0.06)		(0.09)		0.08
Net realized and unrealized gain on investments	0.48		0.36	(3)	0.28	(3)	0.00	(4)
Total from investment operations	0.34		0.30		0.19		0.08
Distributions to shareholders
From net investment income	(0.18)		(0.06)		(0.11)		(0.14)
From return of capital	—		(0.08)		—		—
Total distributions to shareholders	(0.18)		(0.14)		(0.11)		(0.14)
Net asset value, end of period	$10.34		$10.18		$10.02		$9.94
Total return (5)	3.31%		3.01%		1.89%		0.84	% (6)
Net assets, end of period (000s)	$13,490		$16,478		$18,860		$10,922
Ratio of gross expenses to average net assets (7,8)	3.10%		2.63%		2.69%		3.99	% (9)
Ratio of net expenses to average net assets (8)	2.30%		2.30%		2.30%		2.30	% (9)
Ratio of net investment income (loss) to average net assets (8)	(1.38)%		(0.57)%		(0.86)%		1.32	% (9)
Portfolio Turnover Rate	779	% (10)	1135	% (10)	908	% (10)	383	% (6)

(1)	The Issachar Fund commenced operations on February 28, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(4)	Less than $0.005.

(5)	Total return represents aggregate total return based on Net Asset Value. Total returns would have been lower absent waived fees and reimbursed expenses.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds and swaps in which the Fund invests.

(9)	Annualized.

(10)	The portfolio turnover rate excludes investments whose maturities or expiration dates at the time of acquisition were one year or less. For this reason all money market funds that were traded throughout the period are excluded from the calculation. The timing of the Fund’s limited amount of purchases and sales of long term securities produced the resulting portfolio turnover percentage, which appears inflated due to the nature of the calculation. Had the Fund’s core investments been included in the calculation, the turnover calculation would have been much lower.

See accompanying notes to financial statements.

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

1.	ORGANIZATION

The Issachar Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund currently offers Class N shares. The Fund is a diversified fund. The Fund invests primarily in fixed income securities indirectly through exchange-traded funds (“ETFs”), swaps and other investment companies, and, when the advisor (as defined below) believes it is advantageous to the Fund, strategically invests in a broad range of U.S. and foreign equity securities. The investment objective of the Fund is long-term capital appreciation. The Fund commenced operations on February 28, 2014.

Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty based on the proprietary index. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Valuation of Investment Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Short-Term Investment	$5,389,125	$—	$—	$5,389,125
Total	$5,389,125	$—	$—	$5,389,125
Liabilities*	Level 1	Level 2	Level 3	Total
Swap Contracts	$—	$49,079	$—	$49,079
Total	$—	$49,079	$—	$49,079

*	Refer to the Portfolio of Investments for classifications.

The Fund did not hold any Level 3 securities during the year. There were no transfers between Level 1 and Level 2 during the year. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income if any, are declared and paid quarterly and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Swap Agreements – The Fund is subject to equity price risk in the normal course of pursuing their respective investment objectives. The Fund may hold equities subject to equity price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

payments. The Fund amortizes upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund maintains a cash balance as collateral to secure their obligations under the swaps. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. For the year ended September 30, 2017, the Fund had a net realized gain and a net change in unrealized depreciation on swaps of $478,270 and $52,949 respectively, resulting from swap activity, which can be found on the Statement of Operations. Dividend income and interest expense is being recorded as a component of unrealized and realized gains and losses.

The derivative instruments outstanding as of September 30, 2017, as disclosed in the Portfolio of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the unrealized appreciation (depreciation) for swap contracts. The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of September 30, 2017:

Gross Amounts Not Offset in the
Liabilities					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
			Offset in the	Liabilities
	Gross Amounts		Statement of	Presented in the
	of Recognized		Assets &	Statement of	Financial	Cash Collateral
Description	Liabilities		Liabilities	Assets &	Instruments	Pledged	Net Amount
Unrealized depreciation on swap contract	$49,079	(1)	$—	$49,079	$—	$8,230,000	$—
Total	$49,079		$—	$49,079	$—	$8,230,000	$—

(1)	Gross unrealized depreciation as presented in the portfolio of investments.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk can exist in that the part of a Fund’s cash can be held at the Broker.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $28,204,545 and $37,521,384, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Horizon Capital Management, Inc. serves as the Fund’s investment advisor (the “Advisor”).

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and incurred daily and paid monthly, at an annual rate of 1.40% of the Fund’s average daily net assets.

Pursuant to a written agreement (the “Waiver Agreement”) the Advisor has agreed to waive its fees and/or reimburse the Fund’s operating expenses at least through April 30, 2018, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) of the Fund do not exceed 2.30% of average daily net assets attributable to Class N shares (the “Expense Limitation”). During the year ended September 30, 2017, the Advisor earned advisory fees of $212,553 and waived fees in the amount of $121,459 pursuant to the Waiver Agreement. The fees paid to the Advisor are reviewed annually by the Board.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund operating expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate these expense reimbursement arrangements at any time. Cumulative expenses subject to recapture pursuant to the aforementioned conditions will expire on:

September 30, 2018	$70,720
September 30, 2019	$56,793
September 30, 2020	$121,459

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of up to 0.25% of its

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

average daily net assets attributable to Class N shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended September 30, 2017, the Fund incurred $37,956 in total fees under the Plan.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the year ended September 30, 2017, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (‘GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Trust. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	FEDERAL INCOME TAXES NOTE

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2014 and September 30, 2016, or expected to be taken in the Fund’s September 30, 2017 year end tax returns.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS

The tax character of distributions paid during the years ended September 30, 2017 and September 30, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2017	September 30, 2016
Ordinary Income	$257,239	$96,782
Return of Capital	—	122,754
	$257,239	$219,536

As of September 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Post October
Undistributed	Undistributed	Capital Loss	Other	Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$116,812	$—	$—	$—	$—	$—	$116,812

The difference between book basis and tax basis accumulated net investment loss and unrealized appreciation from investments and swap contracts is primarily attributable to the mark to market on open swap contracts.

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Permanent book and tax differences, primarily attributable to the book/tax treatment of non-deductible expenses, the reclass of Fund distributions, and adjustments for swap income resulted in reclassifications for the year ended September 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$483	$519,478	$(519,961)

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in Fidelity Institutional Money Market Funds – Government Portfolio, a registered open-end investment company (the “Security”). The Fund may redeem its investment from the Security at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Security. The annual reports of the Security, along with the report of the independent registered public accounting firm is included in the Security’s N-CSR available at ‘www.sec.gov’ or on the website “www.fidelity.com”. As of September 30, 2017, the percentage of the Fund’s net assets invested in the Security was 39.9%.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III
and the Shareholders of Issachar Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Issachar Fund (the “Fund”), a series of Northern Lights Fund Trust III, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from February 28, 2014 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Issachar Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period from February 28, 2014 (commencement of operations) through September 30, 2014, in conformity with U.S generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado
November 29, 2017

ISSACHAR FUND
EXPENSE EXAMPLES (Unaudited)
September 30, 2017

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	4/1/17	9/30/17	4/1/17 – 9/30/17*	4/1/17 – 9/30/17
Issachar Fund	$1,000.00	$1,015.90	$11.62	2.30%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	4/1/17	9/30/17	4/1/17 – 9/30/17*	4/1/17 – 9/30/17
Issachar Fund	$1,000.00	$1,013.54	$11.61	2.30%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

ISSACHAR FUND
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

Renewal of Advisory Agreement – Issachar Fund *

In connection with a meeting held on November 29th and 30th, 2016, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Horizon Capital Management Inc. (the “Adviser”) and the Trust, with respect to the Issachar Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Fund and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Quality and Extent of Services.

The Trustees reviewed the Adviser’s investment process, which was a flexible investment approach and utilized technical analysis to identify investments that are trending strongly in one direction, with a focus on capital preservation. The Board commented that the Adviser appeared to have sound risk management tools, noting the Fund’s diversification and limited holdings in illiquid securities. The Board noted that the Adviser monitored compliance with the Fund’s investment limitations by reviewing positions daily and using checklists. The Board reviewed the Adviser’s best execution practices and found that the Adviser evaluated broker-dealers annually to assess relevant cost and quality of service factors. The Board noted that the Adviser reported no material compliance or litigation issues since the previous Advisory Agreement approval.

The Board expressed that while the Adviser was a relatively small firm, they appreciated the portfolio manager’s commitment to risk management. The Board concluded that the Adviser should continue to provide quality service to the Fund and its shareholders.

Performance.

The Board observed that in all periods (one-year, two-year and since-inception) the Fund had outperformed its peer group and the Morningstar Tactical Allocation category. The Board noted that this was especially true for the since-inception period, where the Fund had seen 6.20% annualized returns compared to negative returns from both the peer group and the Morningstar category. The Board conceded that the Fund had underperformed the S&P 500 Index in all three periods, however, the Board remarked that this was not unexpected because the Fund had a conservative investment strategy. The Board noted that the Fund generally underperformed the S&P 500 Index during bull markets but may outperform the S&P 500 Index during periods of large drawdowns. The Board commented that it appreciated the Adviser’s focus on capital preservation and its conservative approach. The Board concluded that the Adviser should continue to provide a reasonable return to the Fund and its shareholders, and the Adviser should be retained.

Fees and Expenses.

The Board noted that the advisory fee of 1.40% was slightly higher than the peer group average and well above the Morningstar category average. The Board noted the Fund’s net expense ratio of 2.64% was also higher than the averages of the peer group and Morningstar category. The Board recalled that the Adviser attributed the higher fees to the unique strategy employed by the Adviser, which provided active money management. After further discussion, the Board agreed that in consideration of all relevant factors, the advisory fee was reasonable.

ISSACHAR FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2017

Economies of Scale.

The Board discussed the size of the Fund and its prospects for growth, concluding that it had not yet achieved meaningful economies justifying breakpoints. However, a representative of the Adviser indicated a willingness to discuss the implementation of breakpoints when the Fund grows to $200 million in assets. They also noted that the expense limitation agreement provides a benefit to shareholders. The Board agreed to monitor and address the issue at the appropriate time.

Profitability.

The Trustees reviewed the profitability analysis in connection with the Adviser’s management of the Fund. They noted that the Adviser had realized a minimal profit both in terms of percentage of revenue and actual dollars. After further discussion, the Board concluded the level of profit realized by the Adviser in connection with its advisory services provided to the Fund was not excessive.

Conclusion.

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable and that the renewal of the Advisory Agreement was in the best interests of the shareholders of the Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
September 30, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah research Foundation (since April 2000); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976-2014); President, Celeritas Rail Consulting (since 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of September 30, 2017, the Trust was comprised of 33 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/17-NLFT III-v3

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2017

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski* 80 Arkay Drive, Hauppauge, NY 11788 1983	President	August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 17605 Wright Street, Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

*	Mr. Malinowski was elected President of the Trust effective August 29, 2017

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-787-8355.

9/30/17-NLFT III-v3

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We don’t share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

Questions?	Call (402) 493-4603

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-787-8355 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q, is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-787-8355.

INVESTMENT ADVISOR
Horizon Capital Management, Inc.
106 Valerie Drive
Lafayette, LA 70508

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $14,500

2016 - $14,000

2015 - $13,500

2014 – $13,000

(b)	Audit-Related Fees

2017 - None

2016 - None

2015 - None

2014 – None

(c)	Tax Fees

2017 - $3,000

2016 - $2,750

2015 - $2,000

2014 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

2015 - None

2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2014	2015	2016	2017
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - None

2016 - None

2015 - None

2014 - None

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/6/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/6/17

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/6/17